                                                                   EXHIBIT 10.56

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), effective as of the 25 day of June, 2002, is by and among COLORADO MEDTECH, INC. ("Medtech") and CIVCO MEDICAL INSTRUMENTS CO. INC. ("Civco") (Medtech and Civco shall be collectively referred to herein as "Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS:

         A. On December 21, 2000, Borrower and Lender entered into that certain Credit Agreement (the "Credit Agreement") pursuant to which Lender agreed to extend credit to Borrower, on a revolving basis, in an aggregate principal amount at any time outstanding not in excess of $15,000,000 (the "Loan"), as evidenced by that certain Promissory Note dated December 21, 2000 (the "Note"), and secured by, among other items, a Security Agreement dated December 21, 2000, as amended by First Amendment to Security Agreement dated February 28, 2001 (the "Security Agreement") executed by Borrower and Lender. The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated April 30, 2001 (the "First Amendment") to approve the sale and release of CMED Catheter and Disposables Technology, Inc. (an initial Borrower under the Loan) from its obligations under the Loan. The Credit Agreement was further amended by that certain Second Amendment to Credit Agreement dated November 13, 2001 (the "Second Amendment") to document Lender's approval of the release of Civco as a Borrower thereunder, releasing Civco from the Note and Security Agreement, and filing a UCC-3 to release the Civco assets from the UCC-1 Financing Statement filed by the Lender, all in accordance with a certain Revised Order of Preliminary Injunction, Case No. SACV 00-1149, United States District Court, Central District of California in the matter of Victor J. Wedel and Sherrill Wedel, as Plaintiffs and Colorado Medtech, Inc. and John V. Atanasoff, as Defendants (the "Civil Action").

         B. Upon the terms and conditions set forth herein, Lender and Borrower desire to, among other things, amend the Credit Agreement to again include Civco as a Borrower under the Loan and to include the Civco assets in the collateral securing the Loan due to a settlement of the Civil Action which required the initial release of Civco as a Borrower under the Loan.

         C. All references herein to the Loan Documents shall refer collectively to the Credit Agreement, Note, Security Agreement, and any other instruments or documents evidencing, securing or relating to the Loan, as amended by the First Amendment, the Second Amendment and this Third Amendment.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. MODIFICATION OF DEFINITION OF "BORROWER". The term "Borrower" as used in the Loan Documents is hereby modified to include Civco, and accordingly is hereby amended to collectively refer to, on a joint and several basis, Medtech and Civco.

         2. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

            (a) The definition of "Maturity Date" as set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                   "Maturity Date" shall mean January 1, 2003.

            (b) Subsections (l) and (m) that were added to Article VII- Events of Default pursuant to the Second Amendment are hereby deleted.

            (c) Section 5.4(d) shall be deleted in its entirety and replaced with the following:

                           "(d) Within 15 days after the end of each month, provided that there is an outstanding balance owing under the Loan, the Borrower shall deliver to the Lender a borrowing base certificate in the form of Exhibit A hereto (the "Borrowing Base Certificate") detailing the Borrower's Eligible Accounts Receivable and Eligible Inventory as of the last day of such month, certified as complete and correct on behalf of the Borrower by a Financial Officer of the Borrower. In addition, each Borrowing Base Certificate shall have attached to it such additional schedules and/or other information as the Lender may reasonably request including, without limitation, an accounts receivable aging report, and an Inventory listing. If the Borrower fails to deliver any such Borrowing Base Certificate within 15 days after the end of any month in which there is an outstanding balance owing under the Loan, then the Borrowing Base shall be deemed to be $0 until such time as the Borrower delivers such required Borrowing Base Certificate."

            (d) Section 5.5(d) that was added as an Affirmative Covenant pursuant to the Second Amendment is hereby deleted.

            (e) Schedule 3.9 of the Credit Agreement with respect to litigation matters is hereby replaced in its entirety with the Schedule 3.9 attached hereto.

            (f) Schedule 3.8 of the Credit Agreement with respect to subsidiaries of Borrower is hereby replaced in its entirety with the Schedule
3.8 attached hereto.

            (g) The address for notice to Borrower in Section 8.1 of the Credit Agreement is changed to 4801 N. 63rd Street, Boulder, CO 80301.

         3. AMENDMENT TO NOTE. The Note shall be replaced by an Amended and Restated Promissory Note to be executed by all Borrowers simultaneous with the execution of this Third Amendment.

         4. AMENDMENT TO SECURITY AGREEMENT. Civco shall be included as a Debtor under the Security Agreement, and agrees to evidence the same by (i) execution of an Amended and Restated Security Agreement which shall replace the Security Agreement and (ii) filing of a UCC-1 with the Iowa Secretary of State.

         5. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments set forth in Paragraphs 1, 2, 3 and 4 and 5 above.

         6. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary set forth herein, this Third Amendment shall not be effective until Borrower has executed the Amended and Restated Note, the Amended and Restated Security Agreement and the UCC-1 as set forth in Paragraphs 4 and 5 above in such forms approved by Lender.

         7. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraphs 1, 2, 3, 4 and 5 above, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.

         8. RELEASE. Except as specifically set forth herein, the execution of this Third Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof.

         9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

            (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

            (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

            (c) Each and all representations and warranties of Borrower in the Loan Documents, are accurate on the date hereof, except that contained in
Section 3.6 of the Credit Agreement, as to which the date for purposes of this Third Amendment shall be changed to March 31, 2002; and except that Schedules
3.8 and 3.9 to the Credit Agreement are replaced by Schedules 3.8 and 3.9 attached to this Third Amendment.

            (d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

            (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

            (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Third Amendment.

         10. CONTROLLING LAW. The terms and provisions of this Third Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         11. BINDING EFFECT. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         12. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         13. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Third Amendment may be detached from any counterpart of this Third Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Third Amendment identical in form hereto but having attached to it one or more additional signature pages.

         14. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

                                    BORROWER:

                                    COLORADO MEDTECH, INC., a Colorado
                                    corporation


                                    By:        /s/ Gregory A. Gould
                                             -----------------------------------
                                    Name:    Gregory A. Gould
                                    Its:     CFO


                                    CIVCO MEDICAL INSTRUMENTS CO., INC.,
                                    an Iowa corporation


                                    By:        /s/ Peter J. Jensen
                                             -----------------------------------
                                    Name:    Peter J. Jensen
                                    Its:     Secretary


                                    LENDER:

                                    KEYBANK NATIONAL ASSOCIATION, a
                                    national banking association


                                    By:        /s/ Michelle K. Bushey
                                             -----------------------------------
                                    Name:    Michelle K. Bushey
                                    Its:     Vice President

                     AMENDED AND RESTATED SECURITY AGREEMENT


1.       DEBTORS:            COLORADO MEDTECH, INC.
                             4801 N. 63rd Street
                             Boulder, Colorado 80301

                             CIVCO MEDICAL INSTRUMENTS CO. INC.
                             102 1st Street South
                             Kalona, Iowa 52247

                             (Collectively referred to herein, on a joint and several basis, as "Debtor").

2.       SECURED PARTY:      KEYBANK NATIONAL ASSOCIATION
                             1675 Broadway, Suite 500
                             Denver, Colorado 80202
                             Attention: Michelle Bushey, Vice President

3.       DATED:              June 25, 2002

4. COLLATERAL: The following property which is now or hereafter owned by Debtor or in which Debtor now or hereafter has any right, title or interest is hereinafter collectively referred to as the "Collateral":

                  (a) All inventory; and

                  (b) All deposit accounts, reserves, deferred payments, refunds, accounts receivable, notes, chattel paper; all books, records and other documentation relating to the foregoing including, without limitation, all listing and compilations of such accounts and all original documents creating, evidencing, securing or guaranteeing the indebtedness under any such accounts such as contracts, orders, invoices, receipts, security documents and guarantees;

                  (c) All rights to payment under contracts relating to inventory or any part thereof and all accounts receivable derived from sales therefrom; and in all proceeds and products of such inventory in any form, including without limitation, in all accounts and chattel paper arising out of the sale or lease of such inventory, in any accessions thereto and in all returned or repossessed inventory;

                  (d) All causes of action, claims and compensation of every kind and nature, whether direct or consequential, or for any injury, loss or diminution in value of the property owned by Debtor, and all policies of insurance covering any of the other items of property listed herein and all proceeds, loss payments and premium refunds which may become payable with respect to such insurance policies;

                  (e) All books, records and other property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, customer lists, vendor lists, computer records and computer software; and

                  (f) All additions, renewals and replacements of the items of property listed in this Amended and Restated Security Agreement and all articles in substitution therefor, including, without limitation, all cash and non-cash proceeds from the sale or other transfer of any of such items.

5. PRIMARY USE OF COLLATERAL: Business.

6. OBLIGATIONS (collectively, the "Obligations"):

         (a) All obligations to Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising in connection with that certain:

                  (i) revolving credit loan in the amount of up to $5,000,000 (the "Loan") made by Secured Party to Debtor as evidenced by that certain Amended and Restated Promissory Note dated of even date herewith, executed by Debtor and payable to the order of Secured Party in the stated principal amount of Five Million and No/100 Dollars ($5,000,000) (the "Note") and all sums now or hereafter advanced thereunder;

                  (ii) Credit Agreement (the "Credit Agreement") dated December 21, 2000, as amended, by and between Secured Party and Debtor;

                  (iii) all other documents or instruments now or hereafter evidencing, securing, guaranteeing and/or relating to the indebtedness evidenced by the Note.

This Amended and Restated Security Agreement and all of the documents and instruments referred to in this subparagraph (a), as the same may be amended or replaced from time to time, are hereinafter collectively referred to as the "Loan Documents."

         (b) All expenditures made or incurred by Secured Party to protect and maintain the Collateral and to enforce its rights under this Amended and Restated Security Agreement, as more fully set forth herein.

         (c) Any and all future advances made under the Note and/or any of the other Loan Documents.

7. SECURITY INTEREST: Debtor hereby grants to Secured Party a continuing security interest in the Collateral. The security interest granted herein is given to secure payment and performance of the Obligations.

8. WARRANTIES AND REPRESENTATIONS: Debtor warrants and represents to Secured Party that:

         (a) Debtor is the sole owner of the Collateral free and clear of all liens, security interests, adverse claims and encumbrances (other than the security interest created by the Loan Documents), except as otherwise permitted by Section 6.2 of the Credit Agreement.

         (b) No financing statement covering any of the Collateral is on file in any public office, other than the financing statement evidencing the security interest created hereby.

         (c) The execution and delivery of this Amended and Restated Security Agreement will not violate any law, agreement or document governing Debtor or to which Debtor is a party.

         (d) The Collateral will be used primarily for the purposes set forth in Paragraph 5 above.

         (e) The principal place of business of Debtor is at its addresses listed in Paragraph 1 above.

9. COVENANTS OF DEBTOR: Except as may otherwise be set forth in or allowed under the terms of any of the other Loan Documents, Debtor covenants and agrees that unless and until Secured Party expressly agrees in writing to another course of action:

         (a) Debtor shall not sell, pledge, hypothecate, transfer, lease, assign, abandon or otherwise dispose of any of the inventory or any interest therein except in the ordinary course of business.

         (b) Debtor shall promptly notify Secured Party of any Event of Default (as defined in Paragraph 10 hereof).

         (c) Debtor shall defend the Collateral against the claims and demands of all persons.

         (d) Debtor shall, at any time upon demand of Secured Party, exhibit to and allow inspection by Secured Party of records with respect to the Collateral and shall, promptly upon request from Secured Party, deliver to Secured Party an accounting as to the identity, location and value of the Collateral in such detail as Secured Party shall reasonably require.

         (e) Secured Party, at its option, may discharge taxes, liens, security interests and other encumbrances against the Collateral and may pay for the maintenance and preservation thereof if not otherwise paid or performed by Debtor. Debtor shall reimburse Secured Party on demand for any payments as made, plus interest thereon at the Default Rate (as defined in the Credit Agreement) from the date of such payment. Any such payments made by Secured Party, together with interest thereon, shall be secured by the Collateral as provided herein and by all of the other Loan Documents.

         (f) Debtor shall from time to time execute financing statements and other documents in form satisfactory to Secured Party (and pay the cost of filing or recording them in whatever public offices Secured Party deems necessary) and perform such other acts as Secured Party may request to perfect and maintain a valid security interest in the Collateral.

         (g) Debtor shall not move its principal place of business or its books and records relating to the Collateral without thirty (30) days prior written notice thereof to Secured Party.

         (h) Debtor shall not change its name, its jurisdiction of organization or otherwise do anything which would make the information set forth in the financing statements relating to the Collateral materially misleading without immediately notifying Secured Party of the same.

10. EVENTS OF DEFAULT: The happening of any of the following events or conditions shall be a default under this Amended and Restated Security Agreement (singularly, an "Event of Default" or collectively, "Events of Default"):

         (a) Breach or violation by Debtor of any covenant, term or condition set forth herein not cured within the notice and grace period provided in
Article VII of the Credit Agreement; or

         (b) Default by Debtor under the Note or any of the other Loan Documents not cured within any applicable notice or grace period specified therein; or

         (c) Any warranty, representation or statement of Debtor contained herein, any of the other Loan Documents or otherwise made or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished; or

         (d) The seizure or taking of any of the Collateral by any governmental or similar authority or the issuance of a writ, order of attachment or garnishment with respect thereto.

Any default under this Amended and Restated Security Agreement not cured within the applicable grace or cure period, if any, shall be a default under each of the other Loan Documents.

11. RIGHTS AND REMEDIES:

         (a) Upon the occurrence of any Event of Default, which Event of Default has not been cured within the applicable grace or cure period, Secured Party may, without further notice or demand, declare any of the Obligations immediately due and payable and this Amended and Restated Security Agreement in default, and thereafter, Secured Party shall have the remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Colorado and all other rights and remedies at law or in equity available to secured creditors in the State of Colorado. Proceeds of any disposition of the Collateral shall be applied to the Obligations as specified in the Credit Agreement.

         (b) During the time that Secured Party is in possession of the Collateral, and to the extent permitted by law, Secured Party shall have the right to hold, use, operate, manage and control all or any part of the Collateral. Upon the occurrence of an Event of Default, Secured Party may notify account debtors to make payment directly to Secured Party and collect and retain all proceeds and other sums due or to become due with respect to the Collateral, accounting only for the net proceeds arising from such use and charging against receipts from such use all costs, expenses, charges, damage or loss by reason of such use. Notwithstanding the foregoing, Secured Party shall also be entitled, without further notice or demand and to the extent permitted by law, to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights specified in the immediately preceding sentence.

         (c) Debtor shall pay to Secured Party on demand all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Secured Party incidental to taking, holding, collecting upon, selling and the like or otherwise dealing with the Collateral, or incurred by Secured Party in otherwise enforcing any term or condition of this Amended and Restated Security Agreement, together with interest thereon at the default interest rate (as specified in the Credit Agreement), and all such expenses and interest shall be secured by the Collateral as provided herein and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

         (d) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited.

         (e) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale of the Collateral held by Secured Party, including the sending of notices and the conduct of the sale, in the name and on behalf of Secured Party.

         (f) Nothing herein contained is intended, nor shall be construed, to preclude Secured Party from pursuing any other remedy provided by law for the collection or enforcement of any of the Obligations. Any and all rights and remedies herein expressly conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, by the other Loan Documents or by law or equity on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

12. GENERAL:

         (a) Except for matters arising from the gross negligence or willful misconduct of the Secured Party, its employees, officers or agents, Debtor hereby indemnifies and holds harmless Secured Party, and its employees, officers and agents, from and against any and all liabilities to third parties, losses and damages which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking to obtain performance of any of the obligations due with respect to the Collateral.

         (b) No default shall be waived by Secured Party except in writing and no waiver of any payment or other right under this Amended and Restated Security Agreement shall operate as a waiver of any other payment or right.

         (c) Without affecting any obligations of Debtor under this Amended and Restated Security Agreement and without prejudice to any of its rights hereunder, Secured Party may, without notice or demand, renew, extend or grant indulgences with respect to any of the

Obligations, take or release any other collateral as security for any of the Obligations, or add or release any guarantor, endorser, surety or other party to any of the Obligations.

         (d) Debtor hereby waives diligence, presentment, protest, demand and notice of every kind, as well as the right to require Secured Party to proceed against any person liable for the payment or performance of any of the Obligations or to foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition or prior to proceeding hereunder.

         (e) All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and sent to the addresses of the parties specified herein.

         (f) Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Colorado shall have the meanings therein stated.

         (g) All of the rights and remedies of Secured Party under this Amended and Restated Security Agreement shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor.

         (h) This Amended and Restated Security Agreement may not be amended, modified or otherwise changed except by a written instrument duly executed by Debtor and Secured Party.

         (i) This Amended and Restated Security Agreement shall be construed under and governed by the laws of the State of Colorado. The parties hereby consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

         (j) Time is of the essence of this Amended and Restated Security Agreement and all of its provisions.

         (k) The headings of this Amended and Restated Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Amended and Restated Security Agreement or any provisions hereof.

         (l) This Amended and Restated Security Agreement restates and replaces in its entirety the Security Agreement dated December 21, 2000, as amended, between Debtor and Secured Party.

         DATED: June 25, 2002


                                 COLORADO MEDTECH, INC., a Colorado corporation



                                 By:     /s/ Gregory A. Gould
                                    -------------------------
                                 Name:  Gregory A. Gould
                                 Title: CFO



                                 CIVCO MEDICAL INSTRUMENTS CO., INC., an Iowa corporation


                                 By:     /s/ Peter J. Jensen
                                    -------------------------
                                 Name:  Peter J. Jensen
                                 Title: Secretary



                                 KEYBANK NATIONAL ASSOCIATION


                                 By:     /s/ Michelle K. Bushey
                                    ---------------------------
                                 Name:  Michelle K. Bushey
                                 Title: Vice President

THIS AMENDED AND RESTATED PROMISSORY NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE DATED DECEMBER 21, 2000 IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000.00 EXECUTED BY COLORADO MEDTECH, INC., CIVCO INSTRUMENTS CO., INC., BIOMED Y2K, INC., AND CMED CATHETER AND DISPOSABLES TECHNOLOGY, INC. TO THE ORDER OF KEYBANK NATIONAL ASSOCIATION.

                      AMENDED AND RESTATED PROMISSORY NOTE


$5,000,000.00                                                  Denver, Colorado
                                                                  June 25, 2002


         FOR VALUE RECEIVED, the undersigned, COLORADO MEDTECH, INC., a Colorado corporation and CIVCO MEDICAL INSTRUMENTS CO., INC., an Iowa corporation ("collectively the Borrower"), whose address is 4801 N. 63rd Street, Boulder, Colorado 80301, promise to pay, jointly and severally, to the order of KEYBANK NATIONAL ASSOCIATION ("Lender"), at its office at 1675 Broadway, Suite 500, Denver, Colorado 80202 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of Five Million Dollars ($5,000,000.00) or so much thereof as may be advanced by Lender and remain unpaid from time to time, pursuant to the terms of that certain Credit Agreement dated December 21, 2000, as amended, to which the Borrower and Lender are parties (as the same may from time to time be amended or supplemented, the "Credit Agreement"), together with interest on said principal sum or such part thereof advanced by Lender, from the date of each advance made by Lender (an "Advance") until repaid in full, at the rate and at the times set forth in the Credit Agreement. The loan evidenced by this Note is a revolving loan, whereby the Borrower may borrow, repay and reborrow the principal indebtedness evidenced hereby.

         1. Credit Agreement. This Amended and Restated Promissory Note (the "Note") is the Note referred to in the Third Amendment to Credit Agreement (of even date) and is entitled to the benefits thereof. The proceeds of this Note have been advanced for the uses specified in the Credit Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

         2. Interest and Payments. The outstanding principal balance of this Note shall bear interest, from the date of each Advance made by Lender until repaid in full, at a per annum rate of interest equal to the Base Rate plus the Base Rate Margin, which interest shall be due and payable, quarterly in arrears, as provided in the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement.

         3. Application of Proceeds. All payments hereunder by Borrower shall be applied by Lender:

            First, to the payment of all reimbursable expenses, liabilities and advances made or incurred by Lender in connection herewith including reasonable attorneys fees incurred in connection with any enforcement action taken with respect to this Note;

            Second, to the payment of any other amounts due (other than principal and interest) under this Note or the Credit Agreement;

            Third, to the payment of all interest accrued and unpaid on the outstanding indebtedness; and

            Fourth, to the payment of the outstanding principal balance of the outstanding indebtedness.

         4. Default. Time is of the essence hereof. The occurrence of any Event of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement. From and after an Event of Default, the outstanding principal balance shall accrue interest at the Default Rate.

         5. Governing Law. As additional consideration for the extension of credit, Borrower understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. The parties consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

         6. Maximum Interest. The provisions of this Note are hereby expressly limited so that in no event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned hereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision of this Note shall, at the time of performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive

Interest shall be applied to the reduction of the principal (whether or not then due) or at the option of Lender be paid over to the Borrower, and not to the payment of Interest.

         7. Miscellaneous Provisions.

            (a) Borrower hereby waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

            (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

            (c) Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with Lender's collection of payments due from Borrower hereunder.

            (d) Borrower agrees that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of Borrower to Lender.

            IN WITNESS WHEREOF, Borrower has executed this Note to be effective as of the day and year first-above written.

                                      COLORADO MEDTECH, INC., a Colorado
                                      corporation


                                      By:  /s/ Gregory A. Gould
                                         ------------------------------
                                      Name:   Gregory A. Gould
                                      Title:  CFO

                                      CIVCO MEDICAL INSTRUMENTS CO., INC., an
                                      Iowa corporation


                                      By:   /s/ Peter J. Jensen
                                         ------------------------------
                                      Name:  Peter J. Jensen
                                      Title: Secretary